SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2004

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

Item 5. Other Events

     On April 12, 2004, we issued a press release with respect to certain organizational changes. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press release issued by Pride International, Inc. dated April 12, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Vice President -- Corporate and Governmental Affairs

Date: April 13, 2004

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EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pride International, Inc. dated April 12, 2004.

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